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                                                                 EXHIBIT 10.7(b)

                             FORM OF AMENDMENT NO. 1
                        TO EXECUTIVE EMPLOYMENT AGREEMENT

WHEREAS, BMC Software, Inc. ("Employer") and [NAME] ("Executive") for good and valuable consideration, the receipt of which is hereby mutually acknowledged, have agreed to the terms of this Amendment;

WHEREAS, this Amendment shall not supersede but shall become part of the Executive Employment Agreement between BMC Software, Inc. and Executive executed on [DATE] ("Executive Agreement");

It is agreed that the following section shall be deemed to be inserted on page 4 following Section 3([OLD LAST SECTION]) of the Executive Agreement:

                  "([NEW LAST SECTION]) Additional Stock Options. The Executive will, upon execution of the May 6, 2002 Amendment to the Agreement, receive [NUMBER OF SHARES] options to purchase shares of stock of the Employer, such options to be subject to the terms and conditions of the BMC Software, Inc. 1994 Employee Incentive Plan and the Executive Stock Option Agreement."

It is agreed that the following section shall be deemed to be inserted on page 6, replacing the existing Section 6.3(b)(1) of the Executive Agreement:

                  "The occurrence, prior to a Change of Control or after the date which is 12 months after a Change of Control occurs, of any one or more of the following events without the Executive's express written consent: (i) a significant change in the Executive's titles or offices from those previously applicable to the Executive (but not an alteration in Executive's reporting responsibilities); (ii) a reduction in the Executive's Salary from that provided to him immediately on the Effective Date of this Agreement (or the effective date of any extension of this Agreement pursuant to Paragraph 7(a)) or as the same may be increased from time to time; or (iii) a diminution in employee benefits (including but not limited to medical, dental, life insurance and long-term disability plans) and perquisites applicable to the Executive from those substantially similar to the employee benefits and perquisites provided by the Employer (including subsidiaries) to executives with comparable duties; or"

It is agreed that the following section shall be deemed to be inserted on page 15, replacing the existing Section 9.8 of the Executive Agreement:

                  "Except as provided in (a) plans and programs of the Employer referred to in Sections 3.1(b) through ([NEW LAST SECTION]), and (b) any signed written agreement contemporaneously or hereafter executed by the Employer and the Executive, this Agreement contains the entire agreement between the parties with respect to the subject



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matter hereof and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing, this Agreement shall not be construed to supersede any stock option agreements or restricted stock agreements entered into between Executive and Employer at any time prior to the execution of this Agreement. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto."

DATED THIS ____ DAY OF __________, 2002

                                       EMPLOYER:

                                       BMC Software, Inc.


                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                       Date:
                                            ------------------------------------

                                       EXECUTIVE:


                                       -----------------------------------------
                                       [NAME]

                                       Date:
                                            ------------------------------------



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